Exhibit 10.69

EXECUTION VERSION

SECOND AMENDMENT

This Second Amendment (this “Amendment”) is entered into as of October 8, 2020 among GUILD MORTGAGE COMPANY, a California corporation (“GMC”) GUILD INVESTORS, LLC, a Delaware limited liability company (“GILLC”), GUILD HOLDINGS COMPANY, a Delaware corporation (“GHC”), and WESTERN ALLIANCE BANK, an Arizona corporation (“Buyer”).

RECITALS:

A. WHEREAS, GMC, Guild Mortgage Company, LLC, a Delaware limited liability company (“GMCLLC”) and Buyer have entered into a warehouse facility (the “Facility”) pursuant to that certain Master Repurchase Agreement dated as of April 29, 2020 (as amended by that certain First Amendment, dated as of July 24, 2020, by and between GMC, GMCLLC and Buyer, the “Agreement”). The Agreement and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Facility, as amended herein, are sometimes referred to individually and collectively herein as the “Facility Documents”. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

B. WHEREAS, on September 22, 2020, GMCLLC changed its name to “Guild Investors, LLC”.

C. WHEREAS, GMC and GILLC intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC of 100% of the issued and outstanding equity interests of GMC to GHC, (ii) substantially simultaneously with the Contribution, the conversion (the “Conversion”) of GMC from a California corporation to Guild Mortgage Company, LLC, a California limited liability company (“GMCLLC CA”), (iii) the dissolution of GILLC, and (iv) the sale of shares of common stock of GHC to public investors.

D. WHEREAS, the undersigned parties are prepared to amend the Agreement on the terms, and subject to the conditions and in reliance on the representation set forth herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

ARTICLE 1

AMENDMENTS TO AGREEMENT.

Section 1.1 Effective upon the consummation of the Contribution, Section 2.01 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Board” means the board of directors of the Company.”

““Company” means Guild Holdings Company, a Delaware corporation, or its successor.”

““Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.”

““Investor” means, collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] Investors and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.”

““IPO Transactions” means, collectively, (i) the contribution (the “Contribution”) by Guild Investors, LLC, a Delaware limited liability company, of 100% of the issued and outstanding equity interests of Guild Mortgage Company, a California corporation, to the Company, (ii) the conversion (the “Conversion”) of Guild Mortgage Company, a California corporation, from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of Guild Investors, LLC, a Delaware limited liability company, and (iv) the sale of common stock of the Company to public investors.”

Section 1.2 Effective upon the consummation of the Conversion, Section 2.01 of the Agreement is hereby amended by deleting the definition of “Sellers” set forth therein in its entirety and by substituting the following in its stead:

““Sellers” means the Company and Guild Mortgage Company, LLC, a California limited liability company.”

Section 1.3 Effective upon the consummation of the Contribution, Section 2.01 of the Agreement is hereby amended by deleting the definition of “Change of Control” set forth therein in its entirety and by substituting the following in its stead:

““Change of Control” means the occurrence of any of the following events:

An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, that the following shall not constitute a

Change of Control: (1) any acquisition by the Company; (2) any acquisition by one or more Investors; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (4) any acquisition by any entity pursuant to a transaction in which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, more than [***] of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities) of the entity resulting from such transaction (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Outstanding Voting Stock or (ii) immediately following that transaction, no entity (other than an entity satisfying the requirements of this sentence, any one or more Investors or any employee benefit plan (or related trust) of the Company or such acquiring entity)) is the owner, directly or indirectly, of more than [***] of the combined voting power of the then outstanding voting securities of such acquiring entity entitled to vote generally in the election of directors.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change of Control.”

Section 1.4 Effective upon the consummation of the Conversion, (1) all references in the Facility Documents to “Guild Mortgage Company,” the California corporation, shall be replaced with “Guild Mortgage Company, LLC, a California limited liability company,” and (2) GMCLLC CA shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GMC under the Facility Documents, with the same effect as GMCLLC CA had been named as Seller in the Agreement.

Section 1.5 Effective upon the consummation of the Contribution, the Company shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GILLC under the Facility Documents, with the same effect as the Company had been named as Seller in the Agreement, GILLC shall be removed as a party to, no longer be deemed bound by, cease to have any rights under, and be otherwise released from all obligations and liabilities under, the Facility Documents. For the avoidance of doubt, effective upon the consummation of the Contribution, all references in the Facility Documents to “Guild Mortgage Company, LLC” are hereby replaced with “the Company.”

ARTICLE 2

MISCELLANEOUS.

Section 2.1 AMENDMENT EFFECTIVENESS. The amendments set forth in Article 1 of this Amendment shall automatically become effective upon (and subject to) the occurrence of the Contribution, provided that Buyer shall have received each of the following prior to or substantially simultaneously therewith, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or DocuSign® electronic signature:

(a) with respect to the Company, a copy of its Board of Directors’ resolutions or resolutions or actions of any other body (or equivalent documents) authorizing the execution of this Amendment and the Company’s obligations as a Seller under the Agreement; and

(b) with respect to GMC, copies of (i) its certificate of conversion, certified by the appropriate governmental officer in its jurisdiction of incorporation and formation and (ii) the resolutions or actions of any governing body of GMC or the consent of its members authorizing the Conversion.

Section 2.2 CONSENT TO IPO TRANSACTIONS. Buyer hereby consents to the IPO Transactions and hereby agrees that, notwithstanding anything to the contrary in the Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Default or an Event of Default.

Section 2.3 ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Facility Documents as amended herein contain the entire understanding and agreement of the undersigned parties in respect of the Facility and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Facility Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Buyer GHC and GMCLLC CA.

Section 2.4 BINDING EFFECT. The Facility Documents, as amended herein, shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Section 2.5 CHOICE OF LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to conflicts of law principles.

Section 2.6 COUNTERPART EXECUTION. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Copies of signatures may be accepted as originals.

Section 2.7 NO REPRESENTATIONS OR WARRANTIES BY BUYER; TAX MATTERS. Buyer makes no representation or warranty concerning the credit reporting, income or other tax effect of this Amendment, or about any other matter whatsoever and GMC, GMCLLC, GHC and GMCLLC CA acknowledge and agree that they are not relying on any statement of Buyer or any representative of Buyer with respect to any such matter. The parties acknowledge and agree that Buyer has an obligation to report certain tax information in connection with the matters provided for in this Amendment to the United States Internal Revenue Service (“IRS”) and among, other things, to issue one or more IRS form 1099s in connection therewith.

[SIGNATURE PAGES FOLLOW]

This Amendment is executed as of the date first set forth above.

GUILD MORTGAGE COMPANY, a California corporation

By:	/s/ Amber Elwell

Name:	Amber Elwell
Title:	CFO

GUILD INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Amber Elwell

Name:	Amber Elwell
Title:	CFO

GUILD HOLDINGS COMPANY, a Delaware corporation

By:	/s/ Amber Elwell

Name:	Amber Elwell
Title:	CFO

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Joshua Ormiston

Name:	Joshua Ormiston
Title:	Vice President

Signature Page to Second Amendment